Filed Pursuant to Rule 497
Registration No. 333-166636

Supplement No. 2, dated October 19, 2012,
to
Prospectus, dated August 17, 2012

This supplement contains information which amends, supplements or modifies certain information contained in the Prospectus of Business Development Corporation of America (the “Company,” “our,” “us” or “we”) dated August 17, 2012 (the “Prospectus”).

You should carefully consider the “Risk Factors” beginning on page 26 of the Prospectus before you decide to invest.

Increase in Public Offering Price

On October 15, 2012, our board of directors approved an increase to our public offering price from $10.60 per share to $10.70 per share. This increase will become effective with the semi-monthly closing scheduled to occur on or about November 1, 2012. This public offering price increase is consistent with the Company’s pricing policy, which ensures that its NAV per share will not exceed its net offering price per share.

Increase in Distribution Rate

On October 15, 2012, our board of directors approved an increase to our distribution rate. Based upon a public offering price of $10.70 per share, the new distribution rate will be payable at an annualized yield of 7.76%, to become effective with the bi-monthly closing scheduled to occur on or about November 1, 2012.

Investment Committee

In connection with Sameer Jain’s appointment to the Company’s investment committee, this supplement revises the disclosure in the Prospectus as follows:

•	The following disclosure is inserted immediately after the second sentence of: the question “Who will choose which investments to make?” on page 22 of the Prospectus; and under the heading “Portfolio Management” on page 90 of the Prospectus.

“Sameer Jain will also serve on the investment committee with Messrs. Budko and Grunewald and will have limited voting rights with respect to the Company’s investment decisions.”

Amendment to Total Return Swap Agreement

In connection with the increase of the Company’s total exposure under its total return swap agreement with Citibank, N.A. from $50.0 million to $100.0 million, this supplement revises the disclosure in the Prospectus as follows:

•	The last sentence of the second paragraph under the section “Financing Arrangements” on page 12 of the Prospectus is replaced in its entirety by the following disclosure.

“405 Sub may select a portfolio of loans with a maximum aggregate market value (determined at the time such loans become subject to the TRS) of $100.0 million.”

•	The third sentence of the third paragraph under the risk factor “We have entered into a total return swap agreement which exposes us to certain risks, including market risk, liquidity risk and other risks similar to those associated with the use of leverage” on page 39 of the Prospectus is replaced in its entirety by the following disclosure.

“405 Sub may select a portfolio of loans with a maximum aggregate market value (determined at the time such loans become subject to the Agreement) of $100.0 million.”

•	The last sentence of the third paragraph under the section “Total Return Swap” on page 64 of the Prospectus is replaced in its entirety by the following disclosure.

“405 Sub may select a portfolio of loans with a maximum aggregate market value (determined at the time such loans become subject to the TRS) of $100.0 million.”